www.livewiremobile.com October 2008

safe harbor statement Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about expected future financial and operating performance, net proceeds received from the sale by NMS Communications Corporation (“NMS”) of its NMS Communications Platforms business to Dialogic Corporation (“Dialogic”), operating expenditures in connection with our restructuring following the sale of the NMS Communications Platforms business to Dialogic, and demand for and performance of our products and growth opportunities. These statements are based on management's expectations as of the date of this presentation and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals, closing of the proposed sale within the anticipated timeframe, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, the receipt of less proceeds from the proposed sale of the NMS Communications Platforms business than is currently expected, the incurrence of greater restructuring costs than is currently expected, quarterly fluctuations in financial results, NMS’s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in NMS’s filings with the Securities and Exchange Commission (the “SEC”), including NMS’s annual report on Form 10-K for the year ended December 31, 2007. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this presentation is not intended to incorporate the contents thereof into this presentation or any other public announcement. Important additional information will be filed with the SEC In connection with the proposed sale of the NMS Communications Platforms business by NMS to Dialogic and the required approval of the transaction by NMS’s stockholders, NMS filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC on October 17, 2008 and mailed the definitive proxy statement to its stockholders on or about October 20, 2008. Stockholders are urged to read the definitive proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein. Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures adjusted to exclude certain non-cash and other specified expenses. The Company believes the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating it results of operations. The Company evaluates these non-GAAP financial measures when evaluating the Company's financial results, as well as f or internal planning and forecasting purposes. Specifically, the Company has excluded stock-based compensation expense, restructuring, and amortization of intangible assets from its non-GAAP financial measures. The non-GAAP financial measures disclosed should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. A reconciliation between these non-GAAP financial measures on a GAAP basis and a non-GAAP basis is provided in a table at the end of this presentation. 2

3 highlights Leader in large and growing market for mobile personalization Restructured financial profile preserves capital while enabling growth and path to profitability Emerging recurring revenue business model provides increased visibility and predictability Differentiated platform and integrated suite of services Established customer footprint providing significant multi-service growth opportunity agenda Market opportunity & positioning Managed services growth – Exclusive focus on managed services in North America Aggressively winding down capex/channel business Focus on growth of active subscribers and ARPU Capital preservation – Fully restructured, integrated corporate entity Quarterly break-even reduced 50% from $12M to $6M 2009: low cash burn preserves majority of cash 2010: profitable, cash-flow positive operation 4

5 market overview & positioning

6 the leading provider of mobile personalization services An integrated suite of music personalization services delivered from a single vendor Slide 6

7 mobile personalization market $10.7B in 2008 growing to $17.5B in 2012 Source: Juniper Research $6.7B $2.8B $3.3B $4.7B $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 2007 2008 2009 2010 2011 2012 Ringback Tones Full Track Subscription Full Track Download Ringtones & Realtones

8 managed services footprint today 11 operators launched 82 million subscribers passed >1M subscribers active

9 integrated music service offer Platform Service Management Storefront Management Owning storefront + multiple services expands revenue / sub Other Apps Full-track Ringtone Ringback Operator Relationship Customer Touch Point

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11 value proposition An integrated suite of music and video personalization services delivered from a single vendor For subscribers, they get – Easy access to all related content – High value targeted offers – To focus on their favorite icons or brands For operators, they get – Increased service usage and adoption Make more $ !! – More effective marketing to their subscribers – A simplified business relationship Save $ !!

12 customers and partnerships Operator Customers Content Partners Handset Partners

13 FULL TRACKS RINGTONES RINGBACK TONES Content Management Application Providers Marketing & Merchandising competitive landscape: north america

14 Focusing on: managed services growth

revenue model: operator revenue share 15 Retail subscriber pays: monthly subscription and/or a la carte download fees for ringback, music or ringtones Mobile operator: collects fees pays content owners pays LWM service fees LWM collects: subscription share transaction share setup and other fees

16 revenue share splits: ringback example subscription fee: $1.49/month operator share at 75%: $1.12 LWM share at 25%: $0.37 record label share at 50%: $1.75 content subscription: $3.49/month operator share at 32.5%: $1.13 LWM share at 17.5%: $0.61 record label share at 50%: $1.00 a la carte content: $1.99/track operator share at 44.5%: $0.89 LWM share at 5.5%: $0.11 + and/or managed service growth: LWM vision LWM delights mobile subscribers by delivering personalization services with industry leading ARPU. We are a rapidly growing, profitable business that benefits our employees, partners and shareholders. LWM Vision: “1X10=100” $1 per subscriber monthly ARPU 10M active subscribers $100M+ revenue 17

LWM managed service footprint & ARPU 18 Actual Q308 growth 2009 vision # operator customers 11 +2 13 avg monthly ARPU $0.40 50% $0.60 $1 avg active subs/month (M) 1.3 30% 1.7 10 annualized revenue (M) $6.2 $12.2 $100 projected 1. Growing ARPU North America focus (Q308 ARPU outside India was $0.78) ramping subscription services have higher ARPU 2. Growing active subscribers ramping subscriber counts at launched services new service launches growth drivers: 2009+ Revenue per subscriber – Move from a la carte content toward subscription services – Move toward multi-content and multi-service bundling – Enhanced storefront user experience Active subscribers – Expanding opportunities within existing customers – 3G penetration and music-capable handset growth – Off-portal music and ringback 19 $1 10M $100M

20 By focusing & right-sizing: capital preservation

capital preservation: cash projection Actual 9/30/08 cash = $4.6M Q4 2008 cash considerations: – (+) CP sale closes – net proceeds received – (-) repayment of LOC – (-) LWM + corporate restructuring – (-) Q4 cash used in operations Estimated 12/31/08 cash = $11M 2009 cash considerations: – (-) Use of cash from operations – (+) Return of CP escrow – (-) Restructuring excess facilities Estimated 12/31/09 cash = $8M 21

LWM + corporate restructuring: summary 22 1. exclusive focus on managed service delivery in North America drives rapid managed services revenue growth accelerates decline of capex business 2. right-sizing corporate headcount & overhead to fit LWM profile majority of net profit improvement from opex reduction additional improvement in gross margin expansion (1) A reconciliation between operating expenditures on a GAAP basis and a non-GAAP basis is provided in a table at the end of this presentation. 2008 est. 2009 est. reduction headcount (Q4) 207 141 32% opex (non-GAAP)(1) $30.8M $16.8M 45% quarterly break-even $12M $6M 50%

23 financials projections and target model Project profitable 2010; approaching target model at year-end (1) These are non-GAAP measures. A reconciliation between gross margin, operating expenditures and operating profit on a GAAP basis and a non-GAAP basis is provided in a table at the end of this presentation. 2009 target (Ms) est. model Revenues $ 20.0 100% > 50% Gross Margin(1) $ 13.8 69% 75% Opex SG&A(1) $ 9.6 48% 35% R&D(1) $ 7.2 36% 20% Total Opex $ 16.8 84% 55% Operating Profit(1) $ (3.0) -15% 20% mgd svc rev %

24 highlights Leader in large and growing market for mobile personalization Restructured financial profile preserves capital while enabling growth and path to profitability Emerging recurring revenue business model provides increased visibility and predictability Differentiated platform and integrated suite of services Established customer footprint providing significant multi-service growth opportunity non-GAAP reconciliations

We utilize certain non-GAAP financial measures to evaluate our performance and for internal planning and forecasting purposes. We consider these measures important indicators of our success. We believe the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating our results of operations. These measures should not be considered an alternative to measurements required by United States generally accepted accounting principles ("GAAP"). In addition, our non-GAAP financial measures may not be comparable to similar measures reported by other companies. The following tables reconcile non-GAAP financial measures used in this presentation to the most comparable GAAP measures for the respective periods.

(Ms)	2008 est.	2009 est.
GAAP opex	$ 35.6	$ 18.4
Less:		
Stock Based Comp	2.9	1.0
Amort of Intangibles	0.5	0.6
Restructuring[(1)]	1.4	0.0
Non-GAAP opex	$ 30.8	$ 16.8

(Ms)	2009 est. GAAP	Adjustments: Stock Comp	Adjustments: Amort Intang	2009 est. non-GAAP
Gross Margin	$ 10.4	$ 0.1	$ 3.3	$ 13.8
SG&A	$ 10.8	$ 0.6	$ 0.6	$ 9.6
R&D	$ 7.6	$ 0.4	$ -	$ 7.2
Operarting Profit	$ (8.0)	$ 1.1	$ 3.9	$ (3.0)

(1) Includes only restructuring charges incurred during the six months ended June 30, 2008. Excludes any restructuring charges incurred or which may be incurred after June 30, 2008, including, without limitation, any charges associated with any restructuring of the company after completion of the sale of the NMS Communications Platforms business to Dialogic.

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